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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)    October 31, 1995
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                           SOUTHERN MINERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                      Nevada
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                 (State or other jurisdiction of incorporation)


            0-8043                                   36-2068676
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    (Commission File Number)                (IRS Employer Identification No.)


17001 Northchase, Suite 690 Houston, Texas                   77060-2138
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(Address of principal executive offices)                     (Zip Code)


   Registrant's telephone number, including area code      (713) 872-7621
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                                 Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On October 31, 1995, Southern Mineral Corporation (the "Company") entered into a Purchase and Sale Agreement with Stone & Webster, Incorporated ("S&W") and Stone & Webster Oil Company, Inc. ("SWOC" and together with S&W, "Sellers"). Subject to the terms and conditions of the Purchase and Sale Agreement, the Company will purchase certain of SWOC's oil and gas assets, and the outstanding capital stock of three wholly-owned subsidiaries of S&W and SWOC engaged in oil and gas related businesses, including production, marketing and pipelines. Consummation of these transactions (the "Closing") is scheduled for December 22, 1995.

         The aggregate cash purchase price is $16,500,000, subject to adjustment for production since September 1, 1995 and certain title defects in oil and gas properties. The Company has escrowed $1,000,000 which generally either will be credited to the purchase price upon Closing, paid to Sellers as liquidated damages if Buyer fails to close and Sellers are not in material default, or repaid to Buyer if Closing does not occur because Sellers are in default (excluding title defects that do not exceed $500,000 in the aggregate).

         This summary is qualified in its entirety by the terms and conditions of the October 31, 1995 Purchase and Sale Agreement between the Company and Sellers, and October 31, 1995 Escrow Agreement between Purchaser, Sellers and Texas Commerce Bank National Association, each of which is attached hereto as an exhibit. The November 1, 1995 News Release of the Company concerning the subject transactions is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.  Not applicable.

         (b)     Pro Forma Financial Information.  Not applicable.

         (c)     Exhibits.

                 2.1 Purchase and Sale Agreement, dated as of October 31, 1995, by and among Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Southern Mineral Corporation (filed herewith).

                 2.2 Escrow Agreement, dated as of October 31, 1995, by and among Southern Mineral Corporation, Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Texas Commerce Bank National Association (filed herewith).

                99.1 News Release of Southern Mineral Corporation dated November 1, 1995 (filed herewith).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 1995                       SOUTHERN MINERAL CORPORATION



                                       By:        /s/ Steven H. Mikel
                                           ----------------------------------
                                                Steven H. Mikel, President





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                           EXHIBIT  INDEX



                 2.1 Purchase and Sale Agreement, dated as of October 31, 1995, by and among Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Southern Mineral Corporation (filed herewith).

                 2.2 Escrow Agreement, dated as of October 31, 1995, by and among Southern Mineral Corporation, Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Texas Commerce Bank National Association (filed herewith).

                99.1 News Release of Southern Mineral Corporation dated November 1, 1995 (filed herewith).